                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                             Matthew L. Feshbach

Address:                                          2401 West Bay Drive, Suite 124
                                                  Largo, Florida 33770

Designated Filer:                                 MLF Investments, LLC

Issuer & Ticker Symbol:                           Midas, Inc. (MDS)

Statement for Month/Day/Year:                     10/13/03

Name:                                             MLF Partners, L.P.

Address:                                          2401 West Bay Drive, Suite 124
                                                  Largo, Florida 33770

Designated Filer:                                 MLF Investments, LLC

Issuer & Ticker Symbol:                           Midas, Inc. (MDS)

Statement for Month/Day/Year:                     10/13/03

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